SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Elmer's Restaurants, Inc.
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                (Name of Registrant as Specified in its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
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           pursuant to Exchange Act Rule 0-11: Set forth the amount on which
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[ ]     Fee paid previously with preliminary materials.

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

                            ELMER'S RESTAURANTS, INC.

                    Notice of Annual Meeting of Shareholders
                                  July 16, 1997


To the Shareholders of Elmer's Restaurants, Inc.:


     The annual meeting of the shareholders of Elmer's Restaurants, Inc., an Oregon corporation, will be held at Elmer's Pancake & Steak House, 2000 Biddle Road, Medford, Oregon 97501, on July 16, 1997, at 2:30 p.m., Pacific Daylight Time, for the following purposes:

     1. Electing a Board of Directors to serve for the ensuing year and until their successors are elected; and

     2. Transacting any other business that properly comes before the meeting.

     Only shareholders of record at the close of business on May 21, 1997 will be entitled to vote at the annual meeting. You are requested to date and sign the enclosed proxy and return it in the postage-prepaid envelope enclosed for that purpose. You may attend the meeting in person even though you have sent in your proxy, since retention of the proxy is not necessary for admission to or identification at the meeting.

                                        By Order of the Board of Directors



                                        Paul Welch
                                        Secretary

Portland, Oregon
June 25, 1997



ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. TO ENSURE YOUR REPRESENTATION AT THE MEETING, HOWEVER, PLEASE VOTE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

                            ELMER'S RESTAURANTS, INC.
                              11802 SE Stark Street
                             Portland, Oregon 97216

                                  ------------

                                 PROXY STATEMENT
                                  ------------



     A proxy in the form accompanying this proxy statement is solicited on behalf of the Board of Directors of Elmer's Restaurants, Inc., an Oregon corporation (the "Company"), for use at the annual meeting of shareholders to be held on July 16, 1997. The Company will bear the cost of preparing and mailing the proxy, proxy statement, and any other material furnished to the shareholders by the Company in connection with the annual meeting. Proxies will be solicited by use of the mails, and officers and employees of the Company may, without additional compensation, also solicit proxies by telephone or personal contact. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

     Any shares of stock of the Company held in the name of fiduciaries, custodians, or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian, or brokerage house itself -- the beneficial owner may not vote the shares directly and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote the shares.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while attending the meeting. However, a shareholder who attends the meeting need not revoke the proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked proxies will be voted at the annual meeting in accordance with the instructions given. The approximate date this proxy statement and the accompanying proxy form are first being sent to shareholders is June 25, 1997.

     Upon written request to Juanita Nelson, Controller of the Company, directed to the Company's offices at P.O. Box 16938, Portland, Oregon 97292-0938, any person whose proxy is solicited by this proxy statement will be provided, without charge, a copy of the Company's Annual Report on Form 10-K, including financial statements and schedules.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     The Company's Common Stock is the only outstanding voting security of the Company. The record date for determining holders of Common Stock entitled to vote at the annual meeting is May 21, 1997. On that date there were 1,404,686 shares of Common Stock outstanding, entitled to one vote per share. The Common Stock does not have cumulative voting rights.

     The following table sets forth certain information regarding ownership of the Company's Common Stock as of May 21, 1997 by each person known by the Company to own beneficially more than five percent of the Common Stock and by all directors and officers as a group:

                                            Amounts and
         Name and Address of                 Nature of               Percent of
          Beneficial Owner              Beneficial Ownership (1)        Class
          ----------------              ------------------------        -----
Anita Goldberg                                673,000                   47.9
        2570 SW 106th
        Portland, OR  97225

Dale Elmer                                     76,077(2)                 5.4
        42580 Stardust Place
        Bermuda Dunes, CA  92201

Kalberer Hotel Supply Co.                     116,039(3)                 8.3
        234 NW 5th
        Portland, OR  97209

Boyd Coffee Company                            83,400                    5.9
        19730 NE Sandy Boulevard
        Portland, OR  97230

All directors and officers                    705,000                   50.2
        (including those listed
        above) as a group (four persons)
----------------------------------

(1) All shares are held directly with sole voting and investment power unless otherwise indicated.
(2)  Shares held in joint tenancy with Mr. Elmer's wife.
(3) Includes 3,833 shares held by Mr. Philip Kalberer and 5,000 shares held by Mrs. Edith Kalberer.

                              ELECTION OF DIRECTORS

     The directors of the Company are elected at the annual meeting to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. The nominees for director are listed below, along with certain information about each of them. All of the four nominees are currently directors of the Company.

                                                                          Common Stock
                                                                       Beneficially Owned
                                                                      on May 21, 1997 (1)
                                 Principal Occupation or              -------------------
Name                            Position with the Company            Age    Number    Percent
----                            -------------------------            ---    ------    -------

Anita Goldberg                  President                            68     673,000     47.9

Paul Welch                      Owner of two Elmer's Pancake &       69          0       --
                                Steak House Restaurants

Zadoc (Zed) Merrill             Advertising Director                 70          0       --

Rudolph (Rudy) Mazurosky        President and Publisher of           63      32,000      2.3
                                Prime Publishers, Inc.

------------------------

(1) All shares are held directly with sole voting and investment power unless otherwise indicated.


     Anita Goldberg was appointed President and elected to the Board of Directors in June 1996 and prior to that served as Director of Franchising for the Company since September 1984. Rudolph Mazurosky is Anita Goldberg's brother and since 1980 has been President and Publisher of Prime Publishers, Inc., a newspaper publishing company that is unaffiliated with the Company. Each of the other director nominees has been engaged in their present occupation for at least the last five years.

     The Board of Directors met 6 times during the last fiscal year. Each director, except for Rudolph Mazurosky who was not a director during the last fiscal year, attended all of the meetings of the Board of Directors. There are no audit, nominating, or compensation committees of the Board of Directors, or committees performing similar functions. Directors are not paid any director's fee. See "COMPENSATION--Compensation of Directors."

     The proxies will be voted with respect to the election of the nominees in accordance with the instructions specified in the proxy form. If no instructions are given, proxies will be voted for the election of the nominees. If any nominee is not available as a candidate for director, the number of directors constituting the Board of Directors may be reduced prior to the annual meeting or the proxies may be voted for such other candidate or candidates nominated by the Board of Directors, in accordance with the authority conferred in the proxy.

     Directors are elected by a plurality of the votes cast by holders of the shares entitled to vote at the Annual Meeting if a quorum is present. Abstentions are counted for purposes of determining whether a quorum exists at the Annual Meeting, but have no effect in the determination of whether a plurality exists with respect to a given nominee.

                                  COMPENSATION

Executive Compensation

     Compensation Summary. The following table sets forth, for the President of the Company, all compensation paid or accrued for services rendered in all capacities during the fiscal year ended March 31, 1997. No other officer was paid or accrued compensation in excess of $100,000 in fiscal 1997.

                           Summary Compensation Table

Name and Principal Position                      Fiscal 1997 Annual Compensation
---------------------------                      -------------------------------
                                          Salary              Bonus
                                          ------              -----

Anita Goldberg,                           $120,000              --
President

President's Employment Agreement

     The Company entered into an employment agreement with Herman Goldberg, Anita Goldberg's late husband, to serve as Chairman of the Board, President, and Chief Executive Officer of the Company until May 30, 1999. Mr. Goldberg's annual base salary under the agreement was $120,000. As a result of Mr. Goldberg's death, Anita Goldberg will continue to receive the base salary until May 1998, reduced by any amounts paid to her in her capacity as an employee of the Company for such period.

Compensation of Directors

     Directors are not compensated for service on the Company's Board of Directors. Directors are reimbursed for out-of-pocket expenses incurred in attending board meetings.

     Paul Welch, a director and Secretary of the Company, is a franchisee of the Company and in fiscal 1997 had franchise fees, both paid and owed, of $76,677. See "Certain Transactions."

                              CERTAIN TRANSACTIONS

     Paul Welch, a director of the Company, operates two Elmer's restaurants in Vancouver, Washington, one since 1978 and the other since 1994. Under a franchise agreement with the Company, Mr. Welch pays the Company a franchise royalty fee of two percent of gross sales of each of the restaurants. During the last fiscal year, $76,677 was accrued to the Company under this franchise agreement. Mr. Welch paid the Company $6,797.12 of this amount, with the remainder to be paid by two promissory notes, one in the amount of $35,787.04 for the Mill Plain restaurant and the other in the amount of $34,092.84 for the Andresen restaurant.

     Kalberer Hotel Supply Co. ("Kalberer Co.") is the supplier of substantially all of the restaurant equipment used in the restaurants owned by the Company and its franchisees. Although the Company does not require franchisees to purchase their equipment from Kalberer Co., in the past, most franchisees have done so. During the last fiscal year, a total of $128,200 was paid by the Company to Kalberer Co.

     Boyd Coffee Company ("Boyd's") supplies coffee and related supplies to a number of restaurants owned by the Company and its franchisees. During the last fiscal year, a total of $273,278 was paid by the Company to Boyd's.

     The Company is party to a contract with Dale Elmer, dated as of February 13, 1997, pursuant to which the Company agreed to purchase 152,153 shares of the Company's Common Stock from Mr. Elmer for $273,875.40. Half of the shares were purchased in fiscal 1997, with the remainder to be purchased in fiscal 1998. At the time the contract was entered, Mr. Elmer beneficially owned greater than ten percent of the Company's Common Stock.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 ("Section 16(a)") requires the Company's executive officers, directors, and persons who own more than ten percent of Company Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). SEC regulations require that persons filing these reports furnish copies to the Company. Based solely on a review of the copies of the reports received by the Company and on written representations of certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

                              INDEPENDENT AUDITORS

     The Board of Directors has selected Coopers & Lybrand L.L.P. as the Company's independent auditors for the current fiscal year. Representatives of Coopers & Lybrand L.L.P. will be present at the annual meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

                             DISCRETIONARY AUTHORITY

     While the Notice of Annual Meeting of Shareholders provides for transaction of any business that properly comes before the meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. The enclosed proxy, however, gives discretionary authority if any other matters are presented.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposals to be considered for inclusion in proxy material for the Company's 1998 annual meeting must be received at the principal executive offices of the Company not later than February 6, 1998.


                                   By Order of the Board of Directors




                                   Paul Welch
                                   Secretary

June 25, 1997

                                      PROXY

                            ELMER'S RESTAURANTS, INC.
                          Annual Meeting, July 16, 1997

                      PROXY SOLICITED BY BOARD OF DIRECTORS

PLEASE SIGN AND RETURN THIS PROXY

The undersigned hereby appoints Anita Goldberg, Paul Welch and Zadoc (Zed) Merrill, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of shareholders of Elmer's Restaurants, Inc. (the "Company") on July 16, 1997 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:


1.  Election of Directors
                           [   ]                      [   ]
                              FOR all nominees           WITHHOLD AUTHORITY
                              except as marked           to vote for all
                              to the contrary below.     nominees listed below.

     (Instructions: To withhold authority to vote for any individual strike a line through the nominee's name below.) Anita Goldberg, Paul Welch, Zadoc (Zed) Merrill, Rudolph Mazurosky

2. Transaction of any business that properly comes before the meeting or any adjournments thereof. A majority of the proxies or substitutes at the meeting may exercise all the powers granted hereby.


                 (Continued and to be signed on the other side.)

    The shares represented by this proxy will be voted as specified on the reverse hereof, but if no specification is made, this proxy will be voted for the election of directors. The proxies may vote in their discretion as to other matters which may come before this meeting.

                              Shares:

                              Date:_______________________________________, 1997
P
R
0
X                             ---------------------------------------------
Y                                        Signature or Signatures



                              Please date and sign as name is imprinted hereon, including designation as executor, trustee, etc., if applicable. A corporation must sign its name by the president or other authorized officer.

                              The Annual Meeting of Shareholders of Elmer's Restaurants, Inc. will be held on Wednesday, July 16, 1997, at 2:30 p.m., Pacific Daylight Time, at Elmer's Pancake & Steak House, 2000 Biddle Road, Medford, Oregon 97501.


Please Note: Any shares of stock of the Company held in the name of fiduciaries, custodians or brokerage houses for the benefit of their clients may only be voted by the fiduciary, custodian or brokerage house itself--the beneficial owner may not directly vote or appoint a proxy to vote the shares and must instruct the person or entity in whose name the shares are held how to vote the shares held for the beneficial owner. Therefore, if any shares of stock of the Company are held in "street name" by a brokerage house, only the brokerage house, at the instructions of its client, may vote or appoint a proxy to vote the shares.